SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                             Stephen C. Miller, Esq.
                          1680 38th Street, Suite 800
                            Boulder, Colorado 80301
                                 (303) 442-2156

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transactions applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                         BOULDER, COLORADO 80301


March 27, 2006

Dear Fellow Stockholder,

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), which will be held on April 24, 2006 at 9:00 a.m. Mountain Standard Time (local time), at the Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, Arizona. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     There are two non-routine proposals contained in this Proxy. The first is a proposal to amend the charter of the Fund (the "Charter") to facilitate a rating upgrade of the Fund's taxable auction market preferred stock (the "AMPS"). Presently, the Fund is leveraged with $77.5 million in AMPS. The AMPS are auctioned every 28 days, at which time a new interest rate is set and assigned to them. Presently the AMPS are rated by two national credit rating organizations, Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's ("S&P"). The ratings are presently "Aa1"(Moody's) and "AA" (S&P). In connection with this proposal, these ratings will be upgraded to "Aaa" and "AAA" respectively. Since auction interest rates are typically lower for AMPS and other financial instruments that have higher/better credit ratings, the Fund anticipates that the upgraded AMPS will receive a better auction interest rate for the Fund and thus could reduce the expenses associated with the Fund's leverage. Passage of the proposal will require approval by the holders of a majority of the AMPS and a majority of the common stock voting together as a single class, and a majority of the AMPS voting as a separate class. Upgrading the ratings as described above is not conditioned on the passage of this proposal as the Fund has other avenues it can pursue to upgrade the ratings without amending the Charter.

     The second non-routine proposal is a housecleaning item that resolves a conflict between a provision in the Fund's charter that establishes the size of the Board of Directors at five, and a provision in the terms of the AMPS that requires an increase in the size of the Board when the AMPS dividends are in arrears for a period of two years. Under the proposal, the charter provision would be made subject to the provision in the terms of the AMPS.

     As Chairman of the Board, I encourage you to support each of the proposals. After careful review by those Directors who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Directors"), the Board of Directors unanimously approved and has recommended to stockholders that they approve each of the proposals.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. At your earliest convenience, we ask that you please complete, sign, date and return the enclosed Proxy Card or authorize proxies via telephone or the Internet to cast your vote at the meeting.

     On behalf of the Board of Directors and the management of the Fund, I extend our appreciation for your continued support.


Sincerely,

/s/ Richard I. Barr

Richard I. Barr
Chairman of the Board

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 24, 2006


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement:

     1.   The election of Directors of the Fund (Proposal 1).

     2. Amendments to the charter of the Fund which will repeal in their entirety all of the currently existing terms of the Fund's taxable auction market preferred stock and substitute in lieu thereof the new terms set forth in the Form of Articles of Amendment attached to the accompanying Proxy Statement as Exhibit A (Proposal 2).

     3. An amendment to the charter of the Fund to provide that the number of directors of the Fund shall be five, subject to the provisions of any class or series of Preferred Stock (Proposal 3).

     4. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     The Board of Directors of the Fund has fixed the close of business on March 22, 2006 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to stockholders on or about March 27, 2006.


                                  By Order of the Board of Directors,

                                  /s/ Stephanie Kelley

                                  STEPHANIE KELLEY
                                  Secretary

March 27, 2006


--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS


Question 1: What is the purpose of the Annual Meeting?

Answer: At the Meeting, stockholders will be asked to vote on the election of directors as well as the approval of amendments to the charter of the Fund which will repeal in their entirety all of the currently existing terms of the Fund's taxable auction market preferred stock (the "AMPS") and substitute in lieu thereof the new terms set forth in the Form of Articles of Amendment attached to the accompanying Proxy Statement as Exhibit A.

Question 2: Who is being nominated for election at the Meeting?

Answer: The Board has nominated the following five Directors, each to serve a one-year term until the annual meeting in 2007 and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean L. Jacobson, Susan L. Ciciora, and Dennis R. Causier. The holders of Common Stock will elect three of the five directors standing for election and the holders of the AMPS will elect the remaining two directors. Mr. Barr and Ms. Ciciora are being nominated to represent the interests of the holders of the AMPS.

Question 3: Why is the Board recommending Proposal No. 2

Answer: If adopted, Proposal No. 2 would amend and restate the terms of the AMPS to facilitate a rating upgrade of the AMPS. Presently, the Fund is leveraged with $77.5 million of AMPS. The AMPS are auctioned every 28 days, at which time a new interest rate is set and assigned to them. Presently the AMPS are rated by two national credit rating organizations, Moody's Investors Services, Inc.
("Moody's") and Standard & Poor's ("S&P"). The ratings are presently "Aa1"(Moody's) and "AA" (S&P). In connection with this proposal, these ratings are expected to be upgraded to "Aaa" and "AAA" respectively. Since auction interest rates are typically lower for AMPS and other financial instruments that have higher/better credit ratings, the Fund anticipates that the upgraded AMPS will receive a better auction interest rate for the Fund and thus could reduce the expenses associated with the Fund's leverage. Upgrading the ratings as described above is not conditioned on the passage of Proposal No. 2, as the Fund has other avenues it can pursue to upgrade the ratings without amending the Fund's charter. Passage of the proposal will require approval by the holders of a majority of the AMPS and a majority of the common stock voting together as a single class, and a majority of the AMPS voting as a separate class.

Question 4: How do the Horejsi Affiliates (as defined below at Page 2) intend to vote on Proposal No. 2?

Answer:  The Horejsi Affiliates intend to vote in favor of the proposals.

Question 5: How does the Board recommend that stockholders vote on the various proposals?

Answer: If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board. The Board, including all of the non-interested Directors, has unanimously recommended that stockholders vote FOR all of the Proposals.

Question 6: Who is entitled to vote?

Answer: Stockholders of record at the close of business on March 22, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof. Each of the shares outstanding on the Record Date is entitled to one vote on each of the Proposals.

Question 7: What is the required quorum for the Meeting?

Answer: The holders of at least a majority of the outstanding shares of stock (without regard to class) of the Fund must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum permitting business to be conducted at the Meeting. If you have completed, executed and returned valid proxies (in writing, by phone or by Internet) or attend the Meeting and vote in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Meeting.

Question 8: How do I vote?

Answer: Your vote is very important. Stockholders can vote in person at the Meeting or authorize proxies to cast their votes ("proxy voting") by proxy. Most stockholders will have a choice of proxy voting over the Internet at http://www.proxyvote.com, by using a toll-free telephone number or by completing and signing a Proxy Card and mailing it in the postage-paid envelope provided. Please refer to your Proxy Card or the information forwarded by your bank, broker or other nominee to see which options are available to you. If you proxy vote by Internet or telephone, you do NOT need to return your Proxy Card. If you vote by proxy, the individuals named on the Proxy Card as proxy holders will vote your shares in accordance with your instructions. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you execute an otherwise valid proxy but do not provide voting instructions, the persons named as proxies or their substitutes will cast your votes FOR all of the Proposals.

Question 9: Can I revoke or change my proxy?

Answer: Yes. You may change or revoke your proxy at any time before the Meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or phone proxy), by sending a written revocation to the Secretary of the Fund at the Fund's address listed on the accompanying Notice of Meeting, or by attending and voting in person at the Meeting. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and revoke your proxy, but attendance at the Meeting will not by itself revoke a previously granted proxy.

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2006

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc., a Maryland corporation ("BTF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, April 24, 2006, at 9:00 a.m. Mountain Standard Time (local time), at the Scottsdale Plaza Resort, 7200 N. Scottsdale Drive, Scottsdale, Arizona, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 27, 2006, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the transfer agent of the Fund. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on March 22, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2005, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

     Boulder Investment Advisers, L.L.C. ("BIA"), 1680 38th Street, Suite 800, Boulder, Colorado 80301 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301. Investors Bank & Trust Company ("IBT") acts as the co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116. PFPC Inc. ("PFPC") acts as the transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     If the enclosed proxy is properly executed and returned by April 24, 2006 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, FOR Proposals 2 and 3 and, in the discretion of the proxy holder, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $0.01 per share (the "Preferred Stock"), 1,000 shares of which have been designated as AMPS (the Common Stock and AMPS are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:



             Common Stock                                   AMPs
              Outstanding                               Outstanding
              -----------                               -----------
              12,338,660                                    775


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPS.


              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)      Beneficially Owned (2)     Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
Badlands Trust Company, LLC  (1)(3)                          0               5,382,982                  43.63%
Stewart R. Horejsi Trust No. 2A (4)                          0               5,382,982                  43.63%
Ernest Horejsi Trust  No. 1B (1)                     3,413,138               3,413,138                  27.66%
Lola Brown Trust No. 1B (1)                          1,370,515               1,370,515                  11.11%
Evergreen Atlantic LLC (1)                             343,748                 343,748                   2.79%
Stewart West Indies Trust (1)(2)                       104,627                 255,876                   2.07%
Susan L. Ciciora Trust (1)(2)                           72,176                 175,300                   1.42%
John S. Horejsi Trust (1)(2)                            53,080                 104,642                   0.85%
Evergreen Trust (1)(2)                                  25,698                  63,510                   0.51%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    5,382,982               5,382,982                  43.63%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------
Alter Asset Management, Inc.***                      1,167,234               1,167,234                   9.5%


* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is Badlands Trust Company, LLC, c/o Ron Kukes, Alaska First Bank & Trust, 3301 C Street, Suite 100, Anchorage, AK 99503.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4 below).

*** As stated in a Schedule 13G Amendment No. 6 filed with the Securities and Exchange Commission on February 13, 2006.

(1) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company, LLC ("Badlands"), the Stewart
     R. Horejsi Trust No. 2A (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the 1940 Act). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (for the purposed of this Proxy are collectively the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 5,382,982 (43.63%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Indirect Ownership through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) Ownership by Badlands. The number shown includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust.

     Badlands is a limited liability company organized under the laws of Alaska authorized to do business as a trust company, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The Managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Tatooles, Laura Rhodenbaugh and Ron Kukes. Badlands and its managers disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.

(4) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Laura Tatooles and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

     Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 12,285,303 shares or 99.57% of Common Stock outstanding and 775 shares or 100% of AMPS outstanding.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 5,416,378 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPS, representing 43.90% of Common Stock outstanding and 0% of AMPS.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:



                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dennis R. Causier, Susan L. Ciciora and Dr. Dean L. Jacobson. Only the Common Stock holders are entitled to vote on the election of Messrs. Looney, Causier and Jacobson and only the AMPS holders are entitled to vote on the election of Mr. Barr and Ms. Ciciora. At a regularly scheduled meeting of the Board of Directors held on January 26, 2006, Alfred G. Aldridge, Jr. notified the Board that he would not stand for re-election as a Director of the Fund and the Board (upon recommendation of the Nominating Committee) nominated Dennis R. Causier to fill his upcoming vacancy. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors:

--------------------------------- ------------------------ ------------------------------------------------ -----------------
Name, Address*, Age                 Position, Length of           Principal Occupation(s) and Other         Number of Funds
                                   Term Served, and Term    Directorships Held During the Past Five Years       in Fund
                                         of Office                                                              Complex+
                                                                                                              Overseen by
                                                                                                                Director
--------------------------------- ------------------------ ------------------------------------------------ -----------------

Independent Directors
Richard I. Barr                   Director of the Fund     Retired.    Manager,    Advantage   Sales   and         3
Chairman                          since 1999.  Chairman    Marketing,  Inc. (food  brokerage),  1963-2001;
Age:  67                          of the Board since       Director,  Boulder Growth & Income Fund,  Inc.,
                                  2003. Current Nominee    since 2002; Director, First Financial Fund,
                                  for a term to expire     Inc., since 2001.
                                  at the 2007 annual
                                  meeting.

Joel W. Looney,                   Director of the Fund     Partner,   Financial   Management   Group,  LLC         3
Age:  43                          since 2001. Current      (investment  adviser),  since July  1999;  CFO,
                                  Nominee for a term to    Bethany College,  1995-1999;  Director, Boulder
                                  expire at the 2007       Growth  & Income  Fund,  Inc.,  since  2002 and
                                  annual meeting.          Chairman of the Board since 2004;  Director and
                                                           Chairman of the Board,  First  Financial  Fund,
                                                           Inc., since 2003.

Dennis R. Causier**               Current Nominee for a    Retired.  Managing Director and Chairman,  P.S.         2
Age: 57                           term to expire at the    Group,  PLC  (engineering  and   construction),
                                  2007 annual meeting.     1966-2001;     Owner,     Professional    Yacht
                                                           Management    Services   (yacht    management),
                                                           2002-present.   Director,   Boulder   Growth  &
                                                           Income Fund, Inc., since 2004; Director,  First
                                                           Financial Fund, Inc., since 2004.

Dr. Dean L. Jacobson              Director of the Fund     Founder and President of Forensic  Engineering,         2
Age:  67                          since October 2004.      Inc. (engineering investigations);  since 1997,
                                  Current Nominee for a    Professor    Emeritus    at    Arizona    State
                                  term to expire at the    University;   prior  to  1997,   Professor   of
                                  2007 annual meeting.     Engineering   at  Arizona   State   University;
                                                           Director,  First  Financial Fund,  Inc.,  since
                                                           2003.
--------------------------------- ------------------------ ------------------------------------------------ -----------------
Interested Director***
--------------------------------- ------------------------ ------------------------------------------------ -----------------
Susan L. Ciciora                  Director of the Fund     Trustee  of the  Brown  Trust and the EH Trust;         1
Age:  41                          since 2001.  Current     Director  of  Horejsi  Charitable   Foundation,
                                  nominee for a term to    Inc.  (private  charitable  foundation),  since
                                  expire at the 2007       1997;  Director,  Boulder Growth & Income Fund,
                                  annual meeting.          Inc.,  January 2002 to October 2004;  Director,
                                                           First Financial Fund, Inc., since 2003.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Causier is a British citizen and a resident of Spain and substantially all of his assets are located outside of the United States. As a result, it may be difficult to realize claims in courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in Spain of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States, (ii) whether the Spanish courts would enforce judgments of United States courts obtained in actions against Mr. Causier predicated upon the civil liability provisions of the federal securities laws, or (iii) whether Spanish courts would enforce, in an original action, liabilities against Mr. Causier predicated solely on federal securities laws. Mr. Causier has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as his agent for service of process in any legal action in the United States, thus subjecting him to the jurisdiction of the United States courts

*** Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

+ Includes the Fund, Boulder Growth & Income Fund, Inc. and First Financial Fund, Inc.

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2005. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
Name, Address, Age             Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------

Stephen C. Miller              President of the Fund      President  of and  General  Counsel  for BIA since  1999;
1680 38th Street,              since 1999 and Director    Manager, Fund Administrative  Services, LLC ("FAS") since
Suite 800                      from 1999 through          1999;  Vice  President  of SIA since 1999;  Director  and
Boulder, CO 80301              October 2004.  Appointed   President of Boulder  Growth & Income Fund,  Inc.,  since
Age:  53                       annually.                  2002  (resigned  as  Director  in  2004);   Director  and
                                                          President of First Financial Fund, Inc. since 2003 (resigned as Director and Chairman in 2004); President and General
                                                          Counsel, Horejsi, Inc. (liquidated in 1999); General Counsel,
                                                          Brown Welding Supply, LLC (sold in 1999); officer of various other Horejsi Affiliates; Of Counsel, Krassa & Miller, LLC since 1991.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Growth & Income Fund, Inc., since January 2002 and First
Age: 43                        1999.  Appointed           Financial Fund, Inc., since August 2003.
                               annually.

Stephanie J. Kelley            Secretary since 2000.      Secretary, Boulder Growth & Income Fund, Inc., since
1680 38th Street,              Appointed annually.        January 2002 and First Financial Fund, Inc., since
Suite 800                                                 August 2003; Assistant Secretary and Assistant Treasurer
Boulder, CO 80301                                         of various other entities affiliated with the Horejsi
Age:  49                                                  family; employee of FAS since March 1999.

Nicole L. Murphey              Assistant Secretary        Assistant Secretary, Boulder Growth & Income Fund, Inc.
1680 38th Street,              since 2000.  Appointed     since January 2002 and First Financial Fund, Inc. since
Suite 800                      annually.                  August 2003; employee of FAS since July 1999.
Boulder, CO 80301
Age:  29


     Set forth in the following table are the nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers")).


                                   OWNERSHIP OF THE FUND BY DIRECTORS
---------------------------------------------------------------------------------------------------------
-------------------------------------- -------------------------------- ---------------------------------
 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------

           Richard I. Barr                      Over $100,000                    Over $100,000
           Joel W. Looney                    $50,001 to $100,000                 Over $100,000
          Dean L. Jacobson                   $10,001 to $50,000                $10,001 to $50,000
          Dennis R. Causier                  $10,001 to $50,000                $50,001 to $100,000

  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------

          Susan L. Ciciora                     Over $100,000+                    Over $100,000


+ 3,413,138, 343,748 and 1,370,515 Shares of the Fund are held by the EH Trust, EALLC and the Lola Trust, respectively. Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora directly owns 6,267 shares of the Fund.

---------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2005. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Non-interested Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.


                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund       Total Compensation from
Fund                                           Paid to         the Fund and Fund Complex
                                              Directors            Paid to Directors
----------------------------------------- ------------------- ----------------------------
Alfred G. Aldridge, Jr., Director              $29,000                  $54,000
                                                                       (2 funds)

Richard I. Barr, Director and Chairman         $33,000                  $87,000
of the Board                                                           (3 funds)

Joel W. Looney, Director                       $32,000                 $100,000
                                                                       (3 funds)

Dr. Dean Jacobson, Director                    $29,000                  $57,500
                                                                       (2 funds)

Dennis R. Causier, Director Nominee               $0                    $53,500
                                                                       (2 funds)

Susan L. Ciciora, Director                        $0                      $0


     Each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives $1,000 per meeting. Each non-interested Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held ten meetings (six of which were held by telephone conference call) during the fiscal year ended November 30, 2005. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2005 amounted to $123,000.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's 2004 annual proxy statement.

     The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr, Jacobson and Looney. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met four times during the fiscal year ended November 30, 2005.

     In connection with the audited financial statements as of and for the period ended November 30, 2005, included in the Fund's Annual Report for the period ended November 30, 2005 (the "Annual Report"), at a meeting held on January 26, 2006, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and
discussed  the  audit  of  such  financial   statements   with  the  independent
accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Alfred G. Aldridge, Jr.
                  Richard I. Barr
                  Dean L. Jacobson
                  Joel W. Looney

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson, Aldridge and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee did not meet during the fiscal year ended November 30, 2005. The Nominating Committee met on January 16, 2006 and again on January 26, 2006, to consider the nomination of Dennis R. Causier. Dennis R. Causier was being considered to fill a vacancy on the Board resulting from the resignation of Alfred G. Aldridge, Jr. At this meeting, the Nominating Committee considered the qualifications and determined the suitability of Dennis R. Causier to be Director and resolved to recommend Dennis R. Causier to stockholders for election at the 2006 Annual Meeting.

The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net. The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                           OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the April 26, 2005 Annual Meeting of Stockholders.

     Vote Required. The election of Messrs. Looney, Jacobson and Causier as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1. The election of Mr. Barr and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the AMPS at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                                   PROPOSAL 2

              CHARTER AMENDMENTS RELATING TO THE TERMS OF THE AMPS

The second proposal to be considered at the Meeting is approval of amendments to the charter of the Fund, which will repeal in their entirety all of the currently existing terms of the Fund's taxable auction market preferred stock (the "AMPS") and substitute in lieu thereof the new terms set forth in the proposed Form of Articles of Amendment for the Fund described below and attached to this Proxy Statement as Exhibit A (the "Amendments"). The Board proposes and unanimously recommends that stockholders approve the Amendments.

Purpose of the Amendments. Presently, the Fund is leveraged with $77.5 million of taxable auction market preferred stock. The AMPS are auctioned through a Dutch auction process every 28 days at which time a new interest rate is set. Presently the AMPS are rated by two national credit rating organizations, Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's ("S&P") (Moody's and S&P are collectively referred to as the "Rating Agencies"). The ratings are presently "Aa1" from Moody's and "AA" from S&P (the "Ratings"). Since auction market preferred rates are typically lower for auction market preferred stocks that have higher/better credit ratings, the Fund anticipates that, if upgraded, the AMPS will typically receive better auction interest rates for the Fund, thus reducing the dividend expenses associated with the Fund's leverage. Accordingly, management has recommended that the Ratings be upgraded to "Aaa" and "AAA" respectively.

Because the conditions for upgrading the AMPS to "Aaa" and "AAA" rated instruments are largely a factor of asset coverage, and because most of the asset coverage definitions and calculations are set forth in the charter of the Fund, including the current AMPS terms setting forth the terms of the AMPS (the "Current AMPS Terms"), upgrading the AMPS will require extensive revisions to the Current AMPS Terms. In addition to amending the coverage definitions and calculation provisions of the Current AMPS Terms, management has recommended that the Fund also amend the Current AMPS Terms to deal with market interruptions resulting from force majeure events such as the 9-11 terrorist attacks and the termination of AMPS-elected directors upon the Fund's complete redemption of the AMPS. These last two provisions are commonplace in the governing documents for recently issued auction market preferred stock. Finally, the Current AMPS Terms are amended versions from an original that is almost 20 years old which were extensively revised in 2000 to deal with changing rating agencies and changing from a dividend-received-deduction-eligible product to a taxable product. Management believes that, since it must extensively amend the Current AMPS Terms in any event in connection with upgrading the AMPS, the Amendments will vastly simplify the Current AMPS Terms, eliminate ambiguities and inconsistencies, and bring the Current AMPS Terms into conformity with current rating agency and auction market preferred practices. Upgrading the Ratings as described above is not conditioned on the passage of this Proposal as the Fund has other avenues it can pursue to upgrade the Ratings without amending the Current AMPS Terms.

At Board Meetings held in July and October of 2005 and January 2006, the Board considered recommendations from management to upgrade the AMPS as discussed above. At the January 2006 Board meeting, the Board approved a recommendation from management to upgrade the Ratings and, in connection therewith, the Amendments, subject to shareholder approval and subject to receipt of certain confirmations from the Rating Agencies. The Board considered a number of factors in its deliberations, including that (i) upgrading the AMPS from the current "Aa1" and "AA" ratings to "Aaa" and "AAA" should reduce the Fund's relative cost of leverage; (ii) extensive amendment of the Current AMPS Terms is necessary to facilitate the upgrade of the AMPS in any event; (iii) the Amendments will modernize the Current AMPS Terms and simplify and streamline the auction procedures, coverage calculations and other testing and oversight procedures of the Current AMPS Terms; (iv) the Amendments will not adversely affect the AMPS or the contract rights of the AMPS nor will it impair the ratings by the Rating Agencies, indeed it will enhance the ratings; (v) with respect to changes to deal with force majeure events, the Amendments ensure that, if a terrorist attack or other force majeure event were to occur, the AMPS auction can be conducted pursuant to clear procedures set forth in the Amendments and without detriment to the Fund or its holders of Common Stock; and (vi) with respect to termination of the AMPS directors upon redemption of the AMPS, in the event of a redemption in full of the AMPS, separate representatives for the AMPS would serve no valid business purpose. Finally, the Board found that the Amendments were consistent with current market practice for new issuances of auction market preferred stock. Indeed, the Fund's sister fund, Boulder Growth & Income Fund, Inc. recently issued "AAA" rated auction market preferred stock with substantially the same terms as those proposed under this Proposal. Accordingly, for the foregoing reasons, the Board found that the Amendments were in the best interest of the Fund. The Fund has had conversations with both Rating Agencies about the Amendments. The Rating Agencies have indicated preliminarily that the changes would not impair their ratings on the AMPS. In any event, the Amendments will not be implemented unless both Rating Agencies confirm that the Amendments will not impair the Ratings.

The following Comparison Table summarizes the proposed Amendments to the Current AMPS Terms. This summary is qualified in its entirety by reference to the Amendments as set forth in the Form of Articles of Amendment attached to this Proxy Statement as Exhibit A.



                                Comparison Table

                  Current AMPS Terms versus Amended AMPS Terms

Provision or Subject         Current AMPS Terms                                 Proposed Amended AMPS Terms
---------------------------- -------------------------------------------------- -------------------------------------------------

Determination and Payment    The Fund's auctions are held every fourth          There are no substantive changes.
of Dividends                 Tuesday and dividends for the preceding period
                             are paid on the Wednesday immediately following
                             each auction date.  The dividend rate is set by
                             auction.
Auction Procedures                                                              There are no substantive changes.

Force Majeure Events         The Current AMPS Terms do not provide for          The Amendments contain provisions establishing
                             auction procedures in the event of a terrorist     procedures to be followed in instances where an
                             attack or other force majeure event that affects   AMPS auction cannot be held, or the auction
                             the national markets.                              agent for the Fund is not able to conduct an
                                                                                auction in accordance with the established
                                                                                auction procedures, or the dividend payable
                                                                                on such date cannot be paid because
                                                                                the date on which the auction normally would be held
                                                                                (or thedividend  would be paid) is not a business
                                                                                day  because the NYSE is closed because of an
                                                                                Extraordinary  Event (e.g., an act of God, natural
                                                                                disaster,  extreme weather,  act of war, civil or
                                                                                military disturbance,  act of terrorism,  sabotage,
                                                                                riots   or  a  loss   or   malfunction   of
                                                                                utilities or communications  services).  The
                                                                                Amendments establish how the dividend rate is
                                                                                determined, when the dividend will be paid,
                                                                                and  how  a  dividend  period  will  be  established
                                                                                if  an Extraordinary Event occurs.

Voting                       Voting - General.  Under the Current AMPS Terms,   Voting - General.  No substantive changes.
                             each AMPS holder is entitled to one vote for
                             each share of AMPS held on each matter submitted
                             to a vote of stockholders and the holders of
                             AMPS and Common Stock vote together as a single
                             class.

                             Voting - Directors.  Under the Current AMPS        Voting - Directors.  No substantive changes
                             Terms, at any director election, the holders of    except that, under the Amended AMPS Terms, the
                             the AMPS are entitled, voting as a single class,   holders of the AMPS and Common Stock, voting as
                             to elect two directors (i.e.,  the AMPS            a single class, elect the non-AMPS directors.
                             directors).  The holders of the Fund's common
                             stock, voting as a separate class, elect the
                             balance of the directors.

                             If the Fund has not paid two year's AMPS dividends, the number of directors is automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of the AMPS would constitute a majority of the Board, in which case the holders of the AMPS are entitled, voting as a single class, to elect such smallest number of additional directors, together with the two directors that the AMPS holders are in any event entitled to elect.

Termination of AMPS          The Current AMPS Terms do not provide for          Under the Current AMPS Terms and the 1940
Directors upon               termination of the AMPS Directors upon a           Act, holders of the AMPS, voting as a single
Redemption of the            redemption of the AMPS.                            class, are entitled to elect two of the Fund's
AMPS                                                                            directors  while holders of the Common Stock are
                                                                                entitled to elect the remaining  directors.  The
                                                                                Amendment provides that directors  elected  by
                                                                                holders  of the AMPS will  terminate automatically
                                                                                upon full redemption of the AMPS.  Notably, in
                                                                                such a  redemption  in  full,  all  obligations  to
                                                                                the AMPS holders  will cease and  separate
                                                                                representatives for them would serve no valid
                                                                                business  purpose.  Moreover,  in this circumstance,
                                                                                the 1940  Act  provision  requiring  separate
                                                                                representatives  for  holders of  preferred  stock
                                                                                would no longer apply.

Rating Agency
Guidelines                   The Rating Agency guidelines were                  The Rating Agency guidelines are only referenced in
                             incorporated in various provisions throughout      the Amendment, thus giving the Rating Agencies the
                             the text of the Current AMPS Terms.                ability to amend the guidelines without amending the
                                                                                terms of the AMPS.

Amendment or Modification    Without the affirmative vote of at least a         The provisions in the Amendment are
- Stockholder Approval       majority of the AMPS shares, the Fund may not      substantially the same as those in the Current
Required                     amend, alter or repeal the AMPS terms so as to     AMPS Terms.
                             adversely affect in any material respect any of the
                             contract rights associated with the AMPS or alter,
                             modify or eliminate any of the rights, preferences
                             or privileges of the AMPS so as to adversely affect
                             the AMPS.

Amendment or Modification    The Board, without the vote or consent of the      The Amendments provide that the rights of the
- No Stockholder Approval    AMPS stockholders, may from time to time amend     AMPS or the holders thereof, including, without
Required                     the Current AMPS Terms, if (A) such amendment,     limitation, the interpretation or applicability
                             alteration or repeal is at the request of a        of any or all covenants or other obligations of
                             Rating Agency and (B) it is determined by the      the Fund contained in the AMPS terms or of
                             Board that the amendment will not adversely        certain definitions in the AMPS terms, may from
                             affect the contract rights of shares of AMPS or    time to time be modified, altered or repealed
                             adversely affect the AMPS as supported by the      by the Board of Directors in its sole
                             Fund's counsel's opinion.                          discretion, based on a determination by the
                                                                                Board  of  Directors   that  such  action  is
                                                                                necessary  or appropriate in connection  with
                                                                                obtaining or maintaining the rating of any  Rating
                                                                                Agency  with  respect  to the AMPS or revising  the
                                                                                Fund's  investment  restrictions  or  policies
                                                                                consistent  with  guidelines of any Rating  Agency,
                                                                                and any such  modification,  alteration or repeal
                                                                                will not be deemed to affect the  preferences,
                                                                                rights or powers of AMPS or the holders  thereof,
                                                                                provided  that  the  Board  of  Directors
                                                                                receives  written  confirmation  from each  relevant
                                                                                Rating  Agency  that any such  modification,
                                                                                alteration  or  repeal would not adversely  affect
                                                                                the rating then assigned by such Rating Agency.

Amendment of Certain         The Board, without the vote or consent of the      The Amendment contains substantially similar
Rating Agency Definitions    AMPS stockholders, may from time to time amend     language. However, in addition, the Rating
                             certain rating agency definitions provided that    Agency guidelines, which contain most of the the
                             Board receives confirmation from the               Rating Rating Agency definitions, may be amended by
                             Agencies that the amendment does not impair the    the respective Rating Agency without the vote,
                             Ratings then assigned.                             consent or approval of the Board, or any holder
                                                                                of shares of the AMPS, including any series
                                                                                of AMPS, or any other stockholder of  the Fund.

Increases in Capitalization  The affirmative vote of at least 80% of the AMPS   The Board is permitted to cause the issuance of
                             shares is required to authorize, create or issue   additional shares of the AMPS or other
                             any class or series of stock ranking prior to or   preferred stock ranking on parity with the
                             on a parity with the AMPS with respect to          the AMPS if the Fund obtains written confirmation
                             payment of dividends or the distribution of        from the Rating Agencies that the issuance of a
                             assets upon dissolution, liquidation or winding    class or series would not impair the rating
                             up of the affairs of the Fund.                     then assigned by such rating agency to the
                                                                                AMPS.  Otherwise,  the  affirmative  vote of a
                                                                                majority  of outstanding AMPS shares is required to
                                                                                issue additional AMPS or other preferred shares.

Dividend Payment Dates       Every fourth Wednesday, subject to adjustments     No changes.
                             for special rate periods.

Maximum Length of Special    There is no express limit on the length of a       Designation of special dividend periods longer
Rate Periods                 special rate period.                               than 28 days are limited to a maximum of 5
                                                                                years.

Late Charge on Any Failure   The late charge is calculated using 275% of the    The late charge is calculated using 300% of the
to Deposit                   "AA" composite commercial paper rate.              LIBOR rate.

Designation of AMPS          There are no provisions regarding how AMPS         The Board determines which Directors are to be
Directors                    Directors are designated or which Directors are    designated AMPS Directors and elected by the
                             to be AMPS Directors and elected by the holders    holders of the AMPS.
                             of the AMPS.

Special Meetings to Elect    Special meetings for the election of additional    Special meetings for the election of additional
Additional AMPS Directors    AMPS directors (e.g., if the Fund fails to pay     AMPS directors are to be held not less than 10
                             its AMPS dividend) are to be held not less than    nor more than 20 days after mailing the notice.
                             10 nor more than 30 days after mailing the
                             notice.

Restrictions on Dividends    No dividends may be declared or paid or set        No substantive changes.
                             apart for payment on any of the Fund's
                             securities ranking, as to the payment of
                             dividends, on a parity with the AMPS unless full
                             cumulative dividends have been or
                             contemporaneously are declared and paid on the
                             shares of AMPS and any other parity stock
                             through the most recent dividend payment date.
                             When dividends are not so paid on the AMPS or
                             other parity stock, all dividends declared upon
                             shares of AMPS and any other such parity stock
                             shall be declared pro rata.  The AMPS  shall not
                             be entitled to any dividend, whether payable in
                             cash, property or stock, in excess of full
                             cumulative dividends.

                             As long as any the AMPS are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution in respect of the Common Stock or any other stock of the Fund ranking junior to the AMPS or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other shares of the Corporation ranking junior to the AMPS as to dividends or upon liquidation, unless (i) immediately thereafter, the 1940 Act asset coverage is met and the various
                             Rating Agency asset coverage ratios are met, (ii) full cumulative dividends on all shares of AMPS for all past rate periods have been paid or declared and a sum sufficient for the payment of such dividends set apart for payment; and (iii) the Fund the Corporation has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption.

Redemption                   The Fund may redeem the AMPS in whole but not in   The Fund may redeem in whole or part upon prior
                             part upon prior notice (i.e., not less than 3      notice (i.e., not less than 15 calendar days
                             nor more than 33 days).                            and not more than 40 calendar days).

                             Notice for mandatory redemption is not less than   Notice for mandatory redemption is not less than 15
                             3 nor more than 33 days.                           calendar days nor more than 40 calendar days.

Status of AMPS Redeemed      Redeemed AMPS return to the status of authorized   Redeemed AMPS return to the status of
                             and unissued shares of AMPS.                       authorized and unissued shares of preferred
                                                                                stock, without further designation.

Liquidation Rights                                                              No substantive changes.


Vote Required.  Approval of the Amendments will require the affirmative  vote of
(a) a majority of the votes entitled to be cast by the holders of Common Stock and AMPS, voting together as a single class and (b) a majority of the votes entitled to be cast by the holders of the AMPS, voting as a separate class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.


                                   PROPOSAL 3

        AMENDMENT TO THE CHARTER WITH RESPECT TO THE NUMBER OF DIRECTORS

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Fund's Charter to provide Section 5.1 of the Charter, which states that the number of directors of the Fund shall be five, be made subject to the provisions of the AMPS or any new class or series of preferred stock of the Fund. Both the Current AMPS Terms as well as the Amendments contemplated under Proposal 2 above provide for increasing the size of the Board under certain limited circumstances (e.g., if the Fund has not paid the dividends under the AMPS) so as to give the holders of the AMPS the ability to elect a majority of the Directors. However, given the language of Section 5.1, it is unclear whether the size of the Board could be legally increased under the terms of the Current AMPS Terms in order to give the AMPS holders the majority contemplated under the 1940 Act.

     Section 5.1 of the Charter reads as follows:

          The number of directors shall be five.

Proposal 3 would amend Section 5.1 of the Charter to read, in its entirety, as follows:

          Subject to the terms of any class or series of Preferred Stock, the number of directors shall be five.

Purpose of the Amendment. The purpose of this Proposal is to eliminate the conflict between (i) the language of Section 5.1 of the Charter which, in its present form, clearly sets the number of Directors at five, (ii) the requirements imposed by the AMPS terms for the protection of the holders of the AMPS and (iii) the requirements imposed by the 1940 Act which require provisions to be made to allow the holders of the AMPS to elect a majority of the Directors at any time dividends remain unpaid for a period of two years.

The Board considered this Proposal at a special meeting held on March 6, 2006. The Board has determined that this Proposal is advisable to conform with the 1940 Act and the intent of the AMPS terms.

Vote Required. Approval of Proposal 3 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and AMPS, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2007 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than November 27, 2006. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 1680 38th Street, Suite 800, Boulder, Colorado 80301 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's By-laws,  such stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. The Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), will select the Fund's independent accountants for the Fund's fiscal year ending November 30, 2006 at the Board's regular quarterly meeting in July 2006. KPMG served as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2005. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal years ended November 30, 2004 and 2005, respectively.


              Fiscal Year Ended        Audit Fees       Audit-Related Fees*      Tax Fees**         All Other Fees

                  11/30/2004             $23,600              $16,000              $5,850                $0

                  11/30/2005             $25,250              $16,800              $6,000                $0

* "Audit Related Fees" are those fees billed to the Fund by KPMG in connection with their agreed-upon procedures reports under the terms of the AMPS. Such reports are required quarterly by Moody's Investors Service, Inc. and Standard & Poor's in connection with maintaining public ratings for the AMPS.

** "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed the Fund fees for the fiscal years ended November 30, 2004 and November 30, 2005 were pre-approved by the Audit Committee.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2005, KPMG did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services and currently engages KPMG as a consultant with respect to ongoing tax related issues. For the twelve months ended November 30, 2004, the Horejsi Affiliates paid $3,800 to KPMG for their services. For the twelve months ended November 30, 2005, the Horejsi Affiliates paid $0 to KPMG for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in Proposal 1. Abstentions and broker non-votes will have the same effect as votes against Proposal 2 and 3.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.




--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                   EXHIBIT A


                         BOULDER TOTAL RETURN FUND, INC.

                              ARTICLES OF AMENDMENT


BOULDER TOTAL RETURN FUND, INC., a Maryland corporation (referred to herein as the "Fund" or the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the "Charter") is hereby amended by deleting in their entirety the terms of the Taxable Auction Market Preferred Stock of the Corporation incorporated by reference in Section 4.11 of the Charter and substituting in lieu thereof the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, which, upon any restatement of the Charter, shall be made part of Article IV of the Charter, with any necessary or appropriate renumbering or re-lettering of the sections or subsections set forth below.

                     TAXABLE AUCTION MARKET PREFERRED STOCK

DESIGNATION

AMPS: 1,000 shares of preferred stock, par value $0.01 per share, of the Corporation are classified and designated Taxable Auction Market Preferred Stock, par value $0.01 per share, liquidation preference $100,000 per share (the "AMPS"). Each AMPS shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to shares of Preferred Stock ("Preferred Stock"), as are set forth in Part I and Part II of these terms of the AMPS. The AMPS shall constitute a separate series of Preferred Stock.

Subject to the provisions of Section 11 of Part I hereof, the Board of Directors may, in the future, authorize the issuance of additional AMPS with the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Initial Dividend Period, the Applicable Rate for the Initial Dividend Period and the initial Dividend Payment Date shall be as set forth in the Articles Supplementary relating to such additional AMPS.

Capitalized terms used in Part I and Part II of these terms of the AMPS shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions"
section immediately following, unless the context otherwise requires.

DEFINITIONS

As used in Parts I and II of these terms of the AMPS, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

"1940 Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder.

"1940 Act Cure Date", with respect to the failure by the Fund to maintain the 1940 Act Preferred Share Asset Coverage (as required by Section 5 of Part I of these terms of the AMPS) as of the last Business Day of each month, shall mean the last Business Day of the following month.

"1940 Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

"Affected Series" has the meaning set forth in Section 4(c) of Part I of these terms of the AMPS.

"Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Fund.

"Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more AMPS or on behalf of a Potential Beneficial Owner.

"Annual Valuation Date" means the last Friday before the fiscal year end of the Fund (or if the last Friday is a holiday, then the immediate prior business day).

"Applicable Percentage" and "Applicable Spread" mean the percentage determined based on the lower of the credit ratings assigned to the AMPS on such date by Moody's and S&P (or if Moody's and S&P are not making such rating available, the equivalent of such rating by a Substitute Rating Agency):

                      Applicable Percentage Payment Table

           Credit Ratings                   Applicable       Applicable Spread
                                            Percentage
      Moody's              S&P
        Aaa                AAA                 125%                1.25%
    Aa3 to Aa1          AA- to AA+             150%                1.50%
     A3 to A1            A- to A+              200%                2.00%
   Baa3 to Baa1        BBB- to BBB+            250%                2.50%
   Ba1 and lower      BB+ and lower            300%                3.00%



The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Directors (as defined below), provided that immediately following any such increase the Fund would be in compliance with the Preferred Stock Basic Maintenance Amount (as defined below). The Fund shall take all reasonable action necessary to enable Moody's and S&P to provide a rating for the AMPS. If both Moody's and S&P shall not make such a rating available, the Fund shall select another nationally recognized statistical rating organization to act as the Substitute Rating Agency. However, the Fund shall not be required to have more than one such rating organization provide a rating for the AMPS.

"Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period.

"Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

"Auction Date" with respect to any Dividend Period shall mean the Business Day next preceding the first day of such Dividend Period.

"Auction  Procedures" means the procedures for conducting  Auctions set forth in
Part II of these terms of the AMPS.

"Auditors' Confirmation" has the meaning set forth in Section 6(c) of Part I of these terms of the AMPS.

"Available AMPS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account.

"Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these terms of the AMPS.

"Bidder" and "Bidders" shall have the respective meanings specified in paragraph
(a) of Section 1 of Part II of these terms of the AMPS; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

"Board of Directors" " means the Board of Directors of the Fund.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these terms of the AMPS, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these terms of the AMPS.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Closing Transaction" has the meaning set forth in Section 8(b)(i) of Part I of these terms of the AMPS.

"Code" means the Internal Revenue Code of 1986, as amended from time to time. Each reference herein to a section of the Code shall be deemed to include the United States Treasury Regulations in effect thereunder and applicable to the AMPS or the use of proceeds thereof, and also includes all applicable amendments or successor provisions unless the context requires otherwise.

"Common Stock" means the common stock, par value $0.01 per share, of the Fund.

"Cure Date" shall mean the Preferred Stock Basic Maintenance Cure Date or the 1940 Act Cure Date.

"Date of Original Issue" means, with respect to any AMPS, the date on which the Fund first issues such share.

"Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

"Discount Factor" means an S&P Discount Factor or a Moody's Discount Factor, as applicable.

"Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

"Dividend Payment Date," with respect to AMPS, shall mean any date on which dividends are payable on the AMPS pursuant to the provisions of paragraph (d) of
Section 2 of Part I of these terms of the AMPS.

"Dividend Period" with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

"Eligible Asset" means an S&P Eligible Asset (if S&P is then rating the AMPS), a Moody's Eligible Asset (if Moody's is then rating the AMPS) and/or any asset included in the calculations used by any Rating Agency then rating the AMPS for purposes of determining such Rating Agency's rating on the AMPS, as applicable.

"Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Fund, that is listed as the holder of record of AMPS in the Share Books.

"Exposure Period" on a Valuation Date means the period commencing on such date and ending 49 days thereafter for Moody's. With respect to S&P, the term shall have the meaning set forth in the S&P Guidelines for "S&P Exposure Period". The Exposure Period may be modified by resolution of the Board of Directors; provided, however, that the Fund shall have received confirmation in writing from each Rating Agency that any such modification shall not adversely affect such Rating Agency's then-current rating of the AMPS.

"Failure to Deposit", with respect to shares of a series of AMPS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of these terms of the AMPS; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

"Forward Commitment" has the meaning set forth in Section 8(a)(v) of Part I of these terms of the AMPS.

"Holder" means a Person identified as a holder of record of AMPS in the Share Register.

"Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these terms of the AMPS.

"Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Fund.

"Initial Dividend Period," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 2(d) of Part I of these terms of the AMPS.

"Late  Charge"  shall have the meaning  specified in  subparagraph  (e)(i)(B) of
Section 2 of Part I of these terms of the AMPS.

"LIBOR Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

"LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

"Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

"Liquidation Preference," with respect to a given number of AMPS, means $100,000 times that number.

"London Business Day" means any day on which commercial banks are generally open for business in London.

"Long Term Dividend Period" means a Special Dividend Period consisting of a specific period of one whole year or more but not greater than five years.

"Market Value" of any asset of the Fund shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

"Maximum Applicable Rate" with respect to AMPS for any Dividend Period is the higher of the Applicable Percentage of the Reference Rate or the Reference Rate plus the Applicable Spread. The Applicable Percentage and the Applicable Spread for any regular dividend period shall be determined based on the lower of the credit ratings assigned to the AMPS by Moody's and S&P on the auction date for such period as set forth in the definition of "Applicable Percentage and Applicable Spread". If Moody's and/or S&P do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency. In the case of a special rate period, (1) the Maximum Applicable Rate shall be specified by the Fund in the Notice of Special Dividend Period for such Dividend Payment Period and (2) the Applicable Percentage and Applicable Spread shall be determined on the date two business days before the first day of such Special Dividend Period. The Auction Agent shall round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

"Minimum Dividend Period" shall mean any Dividend Period of twenty-eight (28) days.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of the AMPS.

"Moody's Eligible Assets" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of the AMPS.

"Moody's Guidelines" shall mean the Moody's Preferred Stock Guidelines, as amended from time to time as provided below. The terms of the AMPS are subject to the Moody's Guidelines for so long as the AMPS are rated by Moody's. The Moody's Guidelines may be amended by Moody's without the vote, consent or approval of the Fund, the Board of Directors or any holder of shares of the AMPS, including any series of AMPS, or any other stockholder of the Fund.

"Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.

"Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

"Non-Payment Period Rate" for any period means, initially, 300% of the applicable Reference Rate, provided that the Board of Directors shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors determines and the Rating Agencies advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the AMPS.

"Notice of Redemption" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 9 of Part I of these terms of the AMPS.

"Notice of Special Dividend Period" shall mean any notice with respect to a Special Dividend Period of AMPS pursuant to paragraph (b) of Section 3 of Part I of these terms of the AMPS.

"Optional Redemption Price" means $100,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

"Order" and "Orders" shall have the respective  meanings  specified in paragraph
(a) of Section 1 of Part II of these terms of the AMPS.

"Outstanding" means, as of any date (i) AMPS theretofore issued by the Fund except, without duplication, (A) any AMPS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to Section 9 of Part I of these terms of the AMPS and (B) any AMPS as to which the Fund or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that AMPS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Stock Basic Maintenance Amount and (ii) with respect to other preferred stock of the Fund, the meaning equivalent to that for AMPS as set forth in clause (i) of this paragraph.

"Person"  means  and  includes  an  individual,  a  partnership,   a  trust,  an
unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional AMPS.

"Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

"Preferred Stock Basic Maintenance Amount", as of any Valuation Date, shall have the meaning set forth in the respective Rating Agency Guidelines.

"Preferred Stock Basic Maintenance Cure Date", with respect to the failure by the Fund to satisfy the Preferred Stock Basic Maintenance Amount (as required by
Section 6 of Part I of these terms of the AMPS) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

"Preferred Stock Basic Maintenance Report" means a report as of the related Valuation Date of the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Stock Basic Maintenance Amount.

"Preferred Stock Paying Agent" means Deutsche Bank Trust Company Americas unless and until another bank or trust company has been appointed as Preferred Stock Paying Agent by a resolution of the Board of Directors and thereafter such substitute bank or trust company.

"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

"Pricing Service" means any pricing service designated by the Board of Directors of the Fund and approved by the Rating Agencies, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount.

"Rating Agency" or "Rating Agencies" shall mean, collectively, Moody's and S&P, or such other nationally recognized rating organization selected by the Fund to act as the Substitute Rating Agency (defined below) to determine the credit ratings of the AMPS.

"Rating  Agency  Guidelines"  means the S&P  Guidelines  (if S&P is then  rating
AMPS), Moody's Guidelines (if Moody's is then rating AMPS) and the guidelines of any Substitute Rating Agency (if a Substitute Rating Agency is then rating
AMPS), whichever is applicable.

"Receivables for Municipal Obligations Sold" shall mean for purposes of calculation of Eligible Assets as of any Valuation Date, no more than the aggregate of the following:

     (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from the Rating Agency or (y) with counterparties having the Rating Agency's long-term debt rating of at least Baa3; and

         (ii) the Rating Agency's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

"Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of these terms of the AMPS.

"Reference Banks" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC or any other major bank in the London interbank market chosen by the LIBOR Dealer or Substitute LIBOR Dealer.

"Reference Rate" means (i) with respect to a dividend period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a dividend period having 365 or more days, the applicable Treasury Index Rate.

"Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with Rule 2a-7 thereunder.

"Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors.

"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

"S&P Discount Factor" means the discount factors set forth in the S&P Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with S&P's ratings of the AMPS.

"S&P Eligible Assets" means assets of the Fund set forth in the S&P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with S&P's ratings of the AMPS.

"S&P Guidelines" shall mean the S&P Preferred Stock Guidelines, as amended from time to time as provided below. The terms of the AMPS are subject to the S&P Guidelines for so long as the AMPS are rated by S&P. The S&P Guidelines may be amended by S&P without the vote, consent or approval of the Fund, the Board of Directors or any holder of shares of the AMPS, including any series of AMPS, or any other stockholder of the Fund.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund as securities depository for the AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

"Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these terms of the AMPS.

"Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

"Share Register" means the register of Holders maintained on behalf of the Fund by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

"Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than 28 nor more than 364.

"Special Dividend Period", with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of these terms of the AMPS.

"Special Redemption Provisions" shall have the meaning specified in subparagraph
(a)(i) of Section 9 of Part I of these terms of the AMPS.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both, of

     (i) a period (a "Non-Call Period") determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund; and

     (ii) a period (a "Premium Call Period") determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $100,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $100,000, as determined by the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Submission Deadline" shall mean 1:00 P.M. New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of these terms of the AMPS.

"Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Subsequent Dividend Period", with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Dividend Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

"Substitute LIBOR Dealer" means any LIBOR dealer selected by the Fund as to which the Rating Agencies shall not have objected; provided, however, that none of such entities shall be an existing LIBOR Dealer (as defined above).

"Substitute Rating Agency" means a nationally recognized statistical rating organization selected by the Fund to act as the substitute rating agency to determine the credit ratings of the AMPS.

"Substitute U.S. Government Securities Dealer" means any U.S. Government securities dealer selected by the Fund as to which the Rating Agencies shall not have objected; provided, however, that none of such entities shall be an existing U.S. Government Securities Dealer.

"Sufficient Clearing Bids" has the meaning set forth in Section 3 of Part II of these terms of the AMPS.

"Treasury Index Rate", means the average yield to maturity for actively traded, marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers selected by the Fund; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

"U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"U.S. Government Securities Dealer" means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which the Rating Agencies shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

"U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

"U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Stock Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

"Valuation Procedures" means the procedures adopted from time to time by the Board of Directors for valuing the assets of the Fund.

"Voting Period" has the meaning set forth in Section 4 of Part I of these terms of the AMPS.

"Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

                                     PART I

     1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting the AMPS is 1,000, such shares having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set forth herein.

     2. DIVIDENDS.

          (a) Ranking. The shares of a series of the AMPS shall rank on parity with each other, with shares of any other series of the AMPS and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

          (b) Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Fund, out of funds legally available therefor, in accordance with these terms of the AMPS and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this
     Section 2, no additional sum of money shall be payable in respect of any such arrearage. To the extent permitted under the Code, dividends on AMPS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Fund.

          (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

          (d) Dividend Payment Dates and Adjustment Thereof.

               (i) The Dividend Payment Date with respect to the AMPS, for the Initial Dividend Period, was September 13, 2000.

               (ii) The Dividend Payment Date for any Subsequent Dividend Period shall be:

                    (A) with  respect  to any  Minimum  Dividend  Period and any
               Short Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of such Subsequent Dividend Period; and

                    (B) with respect to any Short Term  Dividend  Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the Business Day next succeeding the last day of such Subsequent Dividend Period (each such date referred to in clause
               (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled Dividend Payment Date; and

               (iii) Notwithstanding the foregoing, the Fund in its discretion may establish Dividend Payment Dates other than as provided in paragraph (d) of this Section 2 of Part I of these terms of the AMPS in respect of any Special Dividend Period of shares of a series of AMPS consisting of more than a Minimum Dividend Period (a "Special Dividend Payment Date"); provided, however, that such Special Dividend Payment Dates shall be set forth in the Notice of Special Dividend Period (as defined herein) relating to such Special Dividend Period, as delivered to the Auction Agent, which Notice of Special Dividend Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Special Dividend Payment Date shall be a Business Day and (2) the last Special Dividend Payment Date in respect of such Special Dividend Period shall be the Business Day immediately following the last day thereof.

     (e) Dividend Rates and Calculation of Dividends.

          (i) Dividend Rates. The dividend rate on the AMPS during the period from and after the Date of Original Issue of the AMPS to and including the last day of the Initial Dividend Period of the AMPS was 6.57% per annum. The initial dividend rate on any series of AMPS subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Dividend Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if:

               A. an Auction for any such Subsequent Dividend Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date therefor;

               B. any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph
          (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and
          (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of this Part I, an amount computed  by  multiplying  (x)  300%  of the  Reference  Rate  for the
          Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, then no Auction will be held in respect of shares of such series for the Subsequent Dividend Period thereof and the dividend rate for shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such Subsequent Dividend Period; or

               C. any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, then no Auction will be held in respect of shares of such series for the first Subsequent Dividend Period thereafter (or for any Dividend Period thereafter to and including the Dividend Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Dividend Period.

          (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid, by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $100,000, and rounding the amount obtained to the nearest cent.

          (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Dividend Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends and Late Charges on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of Part I of these terms of the AMPS; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (g) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

          (h) Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

          (i) Dividends Paid to Holders. Each dividend on AMPS shall be paid on the respective Dividend Payment Date to the Holders thereof as their names appear on the Share Books on the Business Day next preceding such Dividend Payment Date.

          (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the Share Books on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     3. DESIGNATION OF SPECIAL DIVIDEND PERIODS.

          (a) The Fund, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for any series of AMPS will be a number of days (other than twenty-eight) evenly divisible by seven, and not more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, (i) an Auction for shares of such series is held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (ii) Sufficient Clearing Bids were made in such Auction, and (iii) full cumulative dividends and any amounts due with respect to redemptions have been paid in full, and provided further that the Fund may not request a Special Dividend Period unless the Fund shall have received written confirmation from the Rating Agencies that the Fund's election of the proposed Special Dividend Period would not impair the rating then assigned by the Rating Agencies of the applicable series of AMPS and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, does not object to the declaration of such Special Dividend Period. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than twenty-eight days prior to an Auction Date for the AMPS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the AMPS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS of that series, (v) the investment objectives of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders.

          (b) After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the Rating Agency which notice will specify the duration of the Special Dividend Period. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the Rating Agency on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Share Asset Coverage or the Preferred Stock Basic Maintenance Amount is not satisfied, on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Special Dividend Period to each Rating Agency. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series of AMPS will be a Minimum Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a Minimum Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Minimum Dividend Period.

     4. VOTING RIGHTS.

          (a) One Vote Per Share of AMPS. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of stockholders of the Fund, and (ii) the holders of outstanding AMPS and any other class or series of Preferred Stock and of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding AMPS and any other class or series of Preferred Stock shall be entitled, as a class, to the exclusion of the holders of all classes and series of stock of the Fund, to elect two Directors of the Fund out of the entire Board of Directors (regardless of the number of Directors), each share of the AMPS and any other class or series of Preferred Stock entitling the holder thereof to one vote; provided, further, that the Board of Directors shall determine which Directors are to be elected by the holders of the AMPS and any other class or series of Preferred Stock and the holders of the AMPS and any other class or series of Preferred Stock shall be entitled to elect only the Directors so designated as being elected by the holders of the AMPS and any other class or series of Preferred Stock, when their term shall have expired; provided, finally, that, if the Board of Directors is divided into classes, such Directors elected by the holders of the AMPS any other class or series of Preferred Stock shall be allocated as evenly as possible among the classes of Directors as determined by the Board of Directors. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Stock and Preferred Stock, voting together as a single class, shall elect the balance of the Directors.

          (b) Voting For Additional Directors.

               (i) Voting Period. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of Preferred Stock, including the AMPS, would constitute a majority of the Board of Directors as so increased by such smallest number, and the holders of Preferred Stock, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other classes or series of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                    (A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                    (B) if at any time holders of Preferred Stock, including the
               AMPS, are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

               Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

               (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Stock, including the AMPS, to elect additional Directors as described in subparagraph
          (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such Holders, by mailing a notice of such special meeting to such Holders, such meeting to be held not less than ten nor more than twenty days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such Holder on like notice. The record date for determining the Holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Stock, including the AMPS, held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the holders of all other classes or series of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

               (iii) Terms of Office of Existing Directors. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent Directors elected by the holders of the Common Stock and AMPS, shall constitute the duly elected Directors of the Fund.

               (iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other classes or series of Preferred Stock pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining Directors shall constitute the Directors of the Fund, the number of Directors constituting the Board of Directors shall decrease accordingly and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

          (c) Holders of AMPS to Vote on Certain Other Matters.

               (i) Increases in Capitalization and Charter Amendments. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing,  but  subject  to the  provisions  of  paragraph  (c)(i) of
          Section 9 of this Part I, the Board of Directors, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of AMPS or classes or series of other Preferred Stock ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, if the Fund obtains written confirmation from the Rating Agencies that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage and the Preferred Stock Basic Maintenance Amount requirements); or (b) amend, alter or repeal the provisions of the Charter including these terms of the AMPS, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Share Asset Coverage or the Preferred Stock Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

               (ii) 1940 Act and Other Matters. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the 1940 Act. For purposes of this subparagraph (c)(ii), "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify the Rating Agencies that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify the Rating Agencies of the results of such vote.

          (d) Facts Ascertainable Outside Charter. The rights of the AMPS or the Holders thereof, including, without limitation, the interpretation or applicability of any or all covenants or other obligations of the Fund contained herein or of the definitions of the terms listed below, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of Directors in its sole discretion, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the AMPS or revising the Fund's investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the AMPS) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

1940 Act Cure Date
1940 Act Preferred Share Asset Coverage
Annual Valuation Date
Applicable Percentage
Auditor's Confirmation
Closing Transaction
Deposit Securities
Discount Factor
Discounted Value
Eligible Asset
Exposure Period
Failure to Deposit
S&P Discount Factor
S&P Eligible Asset
S&P Hedging Transaction
S&P Loan Category
S&P Industry Classification
Forward Commitment
Independent Accountant
Market Value
Maximum Applicable Rate
Moody's Discount Factor
Moody's Eligible Asset
Moody's Hedging Transaction
Moody's Industry Classification
Outstanding
Preferred Stock Basic Maintenance Amount
Preferred Stock Basic Maintenance Cure Date
Preferred Stock Basic Maintenance Report
Pricing Service
Receivables for Municipal Obligations Sold
Reference Rate
Swap
Valuation Date

          (e) Rights Set Forth Herein Are Sole Rights; No Appraisal Rights. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. No holder of AMPS shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the Maryland General Corporation Law or any successor statute.

          (f) No Preemptive Rights Or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

          (g) Voting For Directors Sole Remedy For Trust's Failure To Pay Dividends. In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 4.

          (h) Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these terms of the AMPS, by the other provisions of the Charter by statute or otherwise, no Holder shall be entitled to vote any share of AMPS and no share of AMPS shall be deemed to be Outstanding for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of AMPS held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

          (i) Terms of Office of Certain Directors to Terminate. Simultaneously with and at the time that none of the issued shares of AMPS are Outstanding, the terms of office of any Directors elected solely by the holders of such shares of AMPS shall automatically terminate and the remaining directors shall constitute the directors of the Fund.

     5. 1940 ACT PREFERRED SHARE ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the 1940 Act Preferred Share Asset Coverage.

     6. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

          (a) So long as AMPS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount (if Moody's is then rating the AMPS) and (ii) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount (if S&P is then rating the AMPS).

          (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Stock Basic Maintenance Amount, and on the third Business Day after the Preferred Stock Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS) a Preferred Stock Basic Maintenance Report as of the date of such failure or such Preferred Stock Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Stock Basic Maintenance Report. The Fund shall also deliver a Preferred Stock Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), (ii) Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Stock Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Stock Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Stock Basic Maintenance Amount, as of the relevant Valuation Date.

          (c) Within ten Business Days after the date of delivery of a Preferred Stock Basic Maintenance Report in accordance with paragraph (b) of this
     Section 6 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS):

               (i) the mathematical accuracy of the calculations reflected in such Preferred Stock Basic Maintenance Report (and in any other Preferred Stock Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the quarter ending on such Quarterly Valuation Date),

               (ii) that, in such Preferred Stock Basic Maintenance Report (and in such randomly selected Preferred Stock Basic Maintenance Report), the Fund correctly determined in accordance with this Statement the assets of the Fund which constitute Moody's Eligible Assets (if Moody's is then rating the AMPS) and S&P Eligible Assets (if S&P is then rating the AMPS),

               (iii) that, in such Preferred Stock Basic Maintenance Report (and in such randomly selected Preferred Stock Basic Maintenance Report), the Fund determined whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount and S&P Eligible Assets of an aggregate
          Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount,

               (iv) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences,

               (v) with respect to the Moody's ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Stock Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and

               (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Preferred Stock Basic Maintenance Report to the bid or mean price listed in such Preferred Stock Basic Maintenance Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation").

          (d) Within ten Business Days after the date of delivery of a Preferred Stock Basic Maintenance Report in accordance with paragraph (b) of this
     Section 6 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Stock Basic Maintenance Amount, and relating to the Preferred Stock Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Stock Basic Maintenance Amount, the Fund shall cause the Independent Auditors to provide to Moody's (if Moody's is then rating the AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS) an Auditors' Confirmation as to such Preferred Stock Basic Maintenance Report.

          (e) If any Auditor's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Stock Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or S&P Eligible Assets (if S&P is then rating the AMPS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Stock Basic Maintenance Report to Moody's (if Moody's is then rating the
     AMPS), S&P (if S&P is then rating the AMPS) and the Auction Agent (if either Moody's or S&P is then rating the AMPS) promptly following receipt by the Fund of such Auditors' Confirmation.

          (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) a Preferred Stock Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to the Auction Agent (if either Moody's or S&P is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of the respective Eligible Assets reflected thereon equals or exceeds the Preferred Stock Basic Maintenance Amount reflected thereon.

          (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the S&P Eligible Assets to the Preferred Stock Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or S&P, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or S&P (if S&P is then rating the AMPS), as the case may be, a Preferred Stock Basic Maintenance Report as of the date of such event.

     7. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

          (a) Dividends on Shares Other Than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of stock of the Fund ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of stock ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Fund and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

          (b) Dividends and Other Distributions with Respect to Common Stock Under the 1940 Act. The Fund shall not declare any dividend (except a dividend payable in Common Stock), or declare any other distribution, upon the Common Stock, or purchase Common Stock, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c) Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 9 of this Part I,

               (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other shares of the Fund ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding
          up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and

               (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other shares of the Fund ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and S&P Eligible Assets (if S&P is then rating the AMPS) would at least equal the Preferred Stock Basic Maintenance Amount.

     8. RATING AGENCY RESTRICTIONS.

          (a) Moody's Restrictions. For so long as any shares of AMPS are rated by Moody's, the Fund may buy or sell option contracts or write call options on portfolio securities, swaps and securities lending, however if the Fund intends to buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts, it must receive written confirmation from Moody's to engage in such transactions as they could impair the ratings then assigned to the shares of AMPS by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

               (i) Future And Call Options: For purposes of the Preferred Stock Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Moody's Eligible Assets. For call options purchased by the Fund, the Market Value of the call options will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's.

               (ii) Securities Lending: The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets or such other percentage as the Fund and Moody's may agree. For purposes of calculating the Preferred Stock Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Stock Basic Maintenance Amount. Moreover, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these terms of the AMPS in securities that otherwise would qualify as Moody's Eligible Assets. As collateral for securities lent, the Fund also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Stock Basic Maintenance Amount.

     If not otherwise provided for in (a)(i)-(ii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Stock Basic Maintenance Amount. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible
     Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the Discounted Value of all Forward Commitments (defined below) to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

               (iii) Exchange Traded Future, Etc. If the Fund purchases or sells any exchange-traded futures, option or option on futures contract based on an index approved by Moody's, it is subject to the following limitations (transactions that are terminating contracts already held by the Fund are exempt):

               For financial futures contracts based on an index the total number of contracts purchased should not exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody's;

               Financial futures contracts based on an index approved by Moody's are limited to 80% of Moody's Eligible Assets or 50% of the Fund's holdings, whichever is greater; and

               Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated A by S&P or Fitch).

     The Fund may engage in financial futures contracts to close out any outstanding financial futures contract based on any index approved by Moody's, if the average open interest for the 30 days preceding the transaction as reported by The Wall Street Journal or any other respectable news source approved by Moody's is equal to or greater than the amount to be closed as determined by Moody's and the Fund.

     The Fund will engage in a Closing Transaction (defined below) to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

     The Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

     The Fund will not:

                    (A)  Engage  in  options   and  futures   transactions   for
               leveraging or speculative purposes;

                    (B) Write  any call  option  or sell any  financial  futures contracts for the purpose of hedging an anticipated purchase of an asset;

                    (C) Enter into an option or futures transaction unless Moody's has been notified of the Fund's intentions. In addition, the Fund must present to Moody's that it will continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver to Moody's shall be as follows:

                    (A) The call option written by the Fund must be either exchange-traded and "readily reversible" or expires within 49 days after the date of valuation and should be valued at the lesser of:

                         (i) The Discounted Value, or

                         (ii) The exercise  price of the call option  written by
                    the Fund;

                    (B) Assets  subject to call options  written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

                    (C) Assets subject to put options  written by the Fund shall be valued at the lesser of:

                         (i) The exercise price of the put option, or

                         (ii) The Discounted Value of the subject security; and

                    (D) Where  delivery of a security or class of securities may be made to the Fund, it shall take delivery of the security or class of securities with the lowest Discounted Value.

               (iv) Adjustments for Options and Futures Contracts. For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

                    (A) 10% of the exercise price of a written call option;

                    (B) The exercise price of any written put option;

                    (C) The settlement price of the underlying  futures contract if the Fund writes put options on a futures contract; and

                    (D) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

               (v) Forward Commitments. For so long as any AMPS are rated by Moody's, the Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("Forward Commitments"), provided that:

                    (A) The Fund will maintain in a segregated  account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated A1+/AA, SP-1+/AA, A or AA or higher by S&P, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                    (B) The  Fund  will  not  enter  into a  Forward  Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount.

               For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the Discounted Value of Forward Commitments will be calculated by applying the respective Moody's Discount Factor.

          (b) Other Restrictions. For so long as shares of AMPS are rated by either Moody's or S&P, the Fund will not, unless it has received written confirmation from Moody's or S&P, as the case may be, that such action would not impair the ratings then assigned to shares of AMPS by Moody's or S&P, as the case may be:

               (i) borrow money except for the purpose of clearing  transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets to be less than the Preferred Stock Basic Maintenance Amount),

               (ii) engage in short sales of securities;

               (iii) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund;

               (iv) reissue any AMPS previously purchased or redeemed by the Fund;

               (v) merge or consolidate into or with any other investment company or entity;

               (vi) change the Pricing Service; or

               (vii) engage in reverse repurchase agreements.

     9. REDEMPTION.

          (a) Optional Redemption.

               (i) To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the Holders of AMPS, redeem AMPS having a Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than fifteen calendar days' and not more than forty calendar days' prior notice. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto (i) the Fund has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reasons of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and all other shares of outstanding Preferred Stock have been or are being contemporaneously paid or set aside for payment. A Notice of Special Dividend Period relating to a Special Dividend Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Dividend Period or shall be redeemable during the whole or any part of such Special Dividend Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

               (ii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph
          (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

               (iii) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and S&P Eligible Assets (if S&P is then rating the AMPS) each at least equals the Preferred Stock Basic Maintenance Amount, and would at least equal the Preferred Stock Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Stock Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

          (b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the AMPS, if the Fund fails to have either Moody's Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Share Asset Coverage, in accordance with the requirements of the Rating Agencies then rating the AMPS, and such failure is not cured on or before the Preferred Stock Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of
     (i) the minimum number of AMPS, together with all other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having Moody's Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or maintaining the 1940 Act
     Preferred Stock Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other Preferred Stock the redemption or retirement of which would have had such result, all AMPS and other Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds otherwise legally available therefor in accordance with the Charter and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Stock Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among AMPS and other Preferred Stock (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than twenty days nor later than forty days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the AMPS and other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to forty days after such Cure Date, the Fund shall redeem those AMPS and other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Fund deems fair and equitable.

          (c) Notice of Redemption. If the Fund determines or is required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this
     Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the Share Books on the record date established by the Board of Directors and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than fifteen nor more than forty days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

          (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

          (f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (g) Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New
     York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of AMPS subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of ninety days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of AMPS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

          (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 9, the Fund shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

          (i) Only Whole AMPS May be Redeemed. In the case of any redemption pursuant to this Section 9, only whole AMPS shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

          (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 9, the Fund may modify any or all of the requirements relating to the Notice of Redemption without the consent of the Holders of the AMPS or holders of Common Stock, provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Fund receives written notice from Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and S&P to shares of AMPS.

     10. LIQUIDATION RIGHTS.

          (a) Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of Preferred Stock and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

          (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of shares of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.

          (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph
     (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

          (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this
     Section 10.

          (f) Liquidation Preference Opt-Out. In determining whether a distribution (other than upon voluntary or involuntary dissolution) by dividend, redemption or other acquisition of shares of stock of the Fund or otherwise is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the Holders of the AMPS will not be added to the Fund's total liabilities.

     11. MISCELLANEOUS.

          (a) Modification of Terms. Subject to the provisions of these terms of the AMPS, the Board of Directors may, without stockholder approval (except as otherwise provided by these terms of the AMPS or required by applicable law), modify these terms of the AMPS to reflect any change hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 4 hereof, this Section 11 or otherwise without stockholder approval.

          (b) No Fractional Shares. No fractional shares of AMPS shall be issued.

          (c) Status of AMPS Redeemed, Exchanged or Otherwise Acquired by the Fund. AMPS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without further designation as to class or series.

          (d) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Directors may modify, interpret or adjust the provisions of these terms of the AMPS to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these terms of the AMPS with respect to any series of AMPS prior to the issuance of shares of such series.

          (e) Headings Not Determinative. The headings contained in these terms of the AMPS are for convenience of reference only and shall not affect the meaning or interpretation hereof.

          (f) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Fund or these terms of the AMPS, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

          (g) Certificate for AMPS. Except as may be otherwise provided by the Board of Directors, and subject to Section 7 of Part II of these terms of the AMPS, Holders of the AMPS are not entitled to certificates representing the shares of stock held by them.

                                    PART II

     1. ORDERS.

          (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

               (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                    (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

                    (B) the number of Outstanding shares, if any, of such series to be purchased or held by such Beneficial Owner, if the Applicable Rate for shares of such series for the next Dividend Period is not less than the rate specified in the bid, which shares such Beneficial Owner shall be deemed to offer to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                    (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

               (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b) Bidding and Selling.

               (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                    (B) such number or a lesser number of Outstanding  shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                    (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.

               (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A)  the  number  of  Outstanding   shares  of  such  series
               specified in such Sell Order; or

                    (B) such number or a lesser number of Outstanding  shares of such  series  as set forth in clause  (iii) of  paragraph  (b) of
               Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

               (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                    (B) such number or a lesser number of Outstanding  shares of such  Series  as set  forth in  clause  (v) of  paragraph  (a) of
               Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

          (c) No Order for any number of AMPS other than whole shares shall be valid.

     2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

          (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

               (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

               (ii) the aggregate number of shares of such series that are the subject of such Order;

               (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                    (A) the number of shares,  if any, of such series subject to any Hold Order of such Existing Holder;

                    (B) the number of shares,  if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                    (C) the number of shares,  if any, of such series subject to any Sell Order of such Existing Holder; and

               (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c) If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than ninety-one days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

               (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

               (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause
          (i) above;

                    (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                    (C) subject to subclauses  (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                    (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

               (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

          (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

               (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

               (ii) from the Submitted Orders for shares of such series whether:

                    (A) the number of Outstanding  shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series; exceeds or is equal to the sum of;

                    (B) the number of Outstanding  shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

                    (C) the number of Outstanding  shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

               (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                    (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                    (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

          (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Applicable Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

               (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

               (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

               (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the Dividend Period to which such Auction relates shall be a Minimum Dividend Period and the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be 90% of the applicable Reference Rate on such Auction Date.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of
Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

               (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

               (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

               (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

               (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum
          Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

               (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

               (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing
     Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

          (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

          (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g) None of the Fund, the Advisers, the Auction Agent nor any affiliate of any of them, shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     5. AUCTION AGENT. For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which however may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

     6. TRANSFER OF AMPS. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

     7. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

     8. FORCE MAJEURE.

          (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

          (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

               (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

               (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

               (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.



SECOND: The foregoing amendments to the Charter were declared advisable by the Board of Directors of the Corporation and approved by the stockholders entitled to vote on the matter.

THIRD: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.





                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of April, 2006.



ATTEST:                               BOULDER TOTAL RETURN FUND, INC.





_______________________________       By:_________________________________(SEAL)

Stephanie Kelley, Secretary              Stephen C. Miller, President

                                   APPENDIX A

                              SETTLEMENT PROCEDURES

     Capitalized terms used herein shall have the respective meanings specified in the terms of the AMPS.

          (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

               (i) the Applicable Rate fixed for the next succeeding Dividend Period;

               (ii)   whether   Sufficient   Clearing   Bids   existed  for  the
          determination of the Applicable Rate;

               (iii)  if  such   Broker-Dealer   (a  "Seller's   Broker-Dealer")
          submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of AMPS, if any, to be sold by such Beneficial Owner;

               (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of AMPS, if any, to be purchased by such Potential Beneficial Owner;

               (v) if the aggregate number of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

               (vi) if the aggregate number of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

               (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

          (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

               (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

               (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold AMPS of the Applicable Rate for the next succeeding Dividend Period;

               (iii)  advise  each   Beneficial   Owner  on  whose  behalf  such
          Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

               (iv)  advise  each   Beneficial   Owner  on  whose   behalf  such
          Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

               (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

          (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any AMPS received  by it pursuant to (b)(ii)  above among the  Potential  Beneficial
     Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or
     (a)(vi) above.

          (d) On each Auction Date:

               (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

               (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to
          (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

               (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

          (e) On the day after the Auction Date:

               (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

               (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

               (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

          (f) If a Beneficial Owner selling AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Jon-Luc Dupuy, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
             Election of Directors:  Nominees are Joel W. Looney,  Dennis  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
 1.          R. Causier., and Dr. Dean L. Jacobson.

----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------

2.             Amendments  to the Fund's  charter (the  "Charter")  which  FOR___      AGAINST ___       ABSTAIN ___
               will  repeal  in  their  entirety  all  of  the  currently existing  terms  of  the  Fund's  taxable  auction  market preferred  stock and  substitute  in lieu  thereof the new terms set forth in the Form of Articles of Amendment.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

3.             An  amendment to the Charter to provide that the number of  FOR___      AGAINST ___       ABSTAIN ___
               directors  of the  Fund  shall  be  five,  subject  to the provisions of any class or series of Preferred Stock.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [AMPS PROXY CARD]


                                      PROXY

                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Jon-Luc Dupuy, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           Election of  Directors:  Nominees  are Susan L.  Ciciora and  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
             Richard I. Barr.
----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------

2.             Amendments  to the Fund's  charter (the  "Charter")  which  FOR___      AGAINST ___       ABSTAIN ___
               will  repeal  in  their  entirety  all  of  the  currently existing  terms  of  the  Fund's  taxable  auction  market preferred  stock and  substitute  in lieu  thereof the new terms set forth in the Form of Articles of Amendment.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

3.             An  amendment to the Charter to provide that the number of  FOR___      AGAINST ___       ABSTAIN ___
               directors  of the  Fund  shall  be  five,  subject  to the provisions of any class or series of Preferred Stock.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------